UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 31, 2013

Enstar Group Limited

(Exact name of registrant as specified in its charter)

Bermuda	001-33289	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box HM 2267, Windsor Place, 3rd Floor 22 Queen Street, Hamilton HM JX Bermuda	N/A
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (441) 292-3645

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

We are amending the Current Report on Form 8-K that we filed on April 1, 2013 to include the Financial Statements of Business Acquired in connection with the acquisition of Household Life Insurance Company of Delaware and HSBC Insurance Company of Delaware from Household Insurance Group Holding Company, a subsidiary of HSBC Holdings plc, and to include the Pro Forma Financial Information set forth below under Item 9.01 Financial Statements and Exhibits.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The required combined financial statements of HSBC Insurance Company of Delaware and Household Life Insurance Company of Delaware and subsidiaries are attached hereto as Exhibit 99.1 and are incorporated in their entirety herein by reference.

(b)	Pro Forma Financial Information.

The required pro forma financial information of Enstar Group Limited and HSBC Insurance Company of Delaware and Household Life Insurance Company of Delaware and subsidiaries is attached hereto as Exhibit 99.2 and is incorporated in its entirety herein by reference.

(d)	Exhibits.

Exhibit Number	Description

23.1	Consent of KPMG LLP.

99.1	Audited combined financial statements of HSBC Insurance Company of Delaware and Household Life Insurance Company of Delaware and subsidiaries as of and for the year ended December 31, 2012.

99.2	Unaudited pro forma condensed combined statement of earnings of Enstar Group Limited and HSBC Insurance Company of Delaware and Household Life Insurance Company of Delaware and subsidiaries for the year ended December 31, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENSTAR GROUP LIMITED

Date: June 14, 2013	By:	/s/ Richard J. Harris
Richard J. Harris
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of KPMG LLP.

99.1	Audited combined financial statements of HSBC Insurance Company of Delaware and Household Life Insurance Company of Delaware and subsidiaries as of and for the year ended December 31, 2012.

99.2	Unaudited pro forma condensed combined statement of earnings of Enstar Group Limited and HSBC Insurance Company of Delaware and Household Life Insurance Company of Delaware and subsidiaries for the year ended December 31, 2012.